UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) March 27, 2007
SENTISEARCH, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-52320	20-5655648

(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

1482 East Valley Road
Santa Barbara, CA		93108

(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: 805-684-1830
1329 Plaza Pacifica
Santa Barbara, California 93108
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 4.01 CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT.
     Raich Ende Malter & Co. LLP (“Raich”) has been reappointed as principal independent accountants of SentiSearch, Inc. (the “Company”) effective on March 27, 2007. The decision to reappoint and engage Raich as principal independent accountants has been approved by the Company’s board of directors.

SIGNATURES
   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SentiSearch, Inc.
Date: March 29, 2007	By:	/s/ Joseph K. Pagano
		Name:	Joseph K. Pagano
		Title:	Chief Executive Officer